Note 3: Discontinued Operations	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 3: Discontinued Operations

Note 3: Discontinued Operations

In 2012, the UTC Board of Directors approved plans for the divestiture of a number of non-core businesses. Cash generated from these divestitures is intended to be used to repay debt incurred to finance the Goodrich acquisition. These divestitures, when completed, are expected to generate approximately $3 billion in net cash, on an after-tax basis.

In the first quarter of 2012, the legacy Hamilton Sundstrand Industrial businesses, Rocketdyne and Clipper all met the “held-for-sale” criteria. On June 29, 2012, management approved a plan for the divestiture of UTC Power. The operating results of Clipper and UTC Power had previously been reported within “Eliminations & other” in our segment disclosure. The results of operations, including the net gains/losses realized or expected on disposition, and the related cash flows which result from these non-core businesses have been reclassified to discontinued operations in our Consolidated Statement of Operations and Consolidated Statement of Cash Flows for all periods presented. The remaining assets and liabilities of these non-core businesses to be sold in the first half of 2013, have been reclassified to Assets held for sale and Liabilities held for sale in our Consolidated Balance Sheet as of December 31, 2012. The sale of the legacy Hamilton Sundstrand Industrials business was completed in December 2012, while the divestiture of Clipper was completed in the third quarter of 2012. Cash flows from the operation of Rocketdyne and UTC Power will continue to be reported in discontinued operations until their disposals are completed.

As a result of the decision to dispose of these businesses, UTC has recorded pre-tax goodwill impairment charges of approximately $360 million and $590 million related to Rocketdyne and Clipper, respectively, and other pre-tax net asset impairment charges of approximately $179 million related to UTC Power in discontinued operations during 2012. The goodwill impairment charges result from the decision to dispose of both Rocketdyne and Clipper within a relatively short period after acquiring the businesses. Consequently, there has not been sufficient opportunity for the long-term operations to recover the value implicit in goodwill at the initial date of acquisition. The impairment charge at UTC Power results from adjusting the net assets of the business to the estimated fair value expected to be realized upon sale, less costs to sell the business, and further reflects the loss in value from the disposition of the business before the benefits of the technology investments were fully realized. There could be gains or additional losses recorded upon final disposition of these businesses based upon the values, terms and conditions that are ultimately negotiated.

On December 13, 2012, we completed the sale of the legacy Hamilton Sundstrand Industrial businesses to BC Partners and The Carlyle Group for $3.4 billion. The sale generated a pre-tax gain of approximately $2.1 billion ($0.9 billion after tax) which has been included in discontinued operations in the accompanying Consolidated Statement of Operations. The high effective tax rate is primarily attributable to non-deductible goodwill.

On December 22, 2012, we announced an agreement to sell UTC Power to ClearEdge Power. The transaction is expected to close in the first quarter of 2013 and is largely subject only to the completion of certain administrative matters. On December 12, 2012, we announced an agreement to sell Pratt & Whitney Power Systems to Mitsubishi Heavy Industries. The transaction is expected to close in the first half of 2013. The sale is subject to customary closing conditions, including receipt of regulatory approvals. The financial results of Pratt & Whitney Power Systems have not been reclassified to discontinued operations as Pratt & Whitney is expected to have a continuing involvement with the business post disposition.

On August 7, 2012, we completed the disposition of Clipper to a private equity acquirer. The disposition resulted in payments totaling approximately $367 million, which included capitalization of the business prior to sale, transaction fees, and funding of operations as the acquirer took control of a business with significant net liabilities. These payments are largely reflected in Net cash flows provided by (used in) investing activities within the discontinued operations section of the Consolidated Statement of Cash Flows. We have no continuing involvement with the Clipper business following disposition.

On July 23, 2012, we announced an agreement to sell Rocketdyne to GenCorp Inc. for $550 million. The transaction is expected to close in the first half of 2013. The sale is subject to customary closing conditions, including receipt of regulatory approvals.

The following summarized financial information related to these non-core businesses has been segregated from continuing operations, as applicable, and is included in Net income from discontinued operations in the accompanying Consolidated Statement of Operations:

(Dollars in millions)	2012	2011
Discontinued Operations:
Net sales	$2,075	$2,436

Income from operations	$171	$255
Income tax expense	(65)	(97)
Income from operations, net of income taxes	106	158

Gain on disposal	861	-
Income tax expense	(677)	-
Net income from discontinued operations	$290	$158

The assets and liabilities held for sale on the Consolidated Balance Sheet as December 31, 2012 are as follows:

(Dollars in millions)
Assets
Cash and cash equivalents	$17
Accounts receivable, net	284
Inventories and contracts in progress, net	155
Future income tax benefits, current	5
Other assets, current	7
Future income tax benefits	2
Fixed assets, net	224
Goodwill	276
Intangible assets, net	14
Other assets	87
Assets held for sale	$1,071
Liabilities
Short-term borrowings	$1
Accounts payable	111
Accrued liabilities	258
Future pension and postretirement benefit obligations	3
Other long-term liabilities	48
Liabilities held for sale	$421